UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2024

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c)under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 1, 2024, Sunnova Energy International Inc. (the “Company” or “Sunnova”) issued a press release announcing its financial results for the quarter ended March 31, 2024. In the press release, the Company also announced it would be holding a conference call on May 2, 2024 to discuss its financial results for the quarter ended March 31, 2024. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On April 29, 2024, Sunnova and Mr. Robert. Lane, Executive Vice President, Chief Financial Officer, confirmed the terms of Mr. Lane’s separation of employment following Mr. Lane’s expression of an intention to resign to pursue other opportunities. Subject to Mr. Lane remaining employed with the Company through the earlier of (such date, the “Separation Date”) (i) June 30, 2024 or (ii) the date a successor Chief Financial Officer is appointed, Mr. Lane’s employment will automatically terminate on the Separation Date and the Company will consider the termination a termination of employment without Cause under Section 3.3 of the Executive Severance Agreement entered into between Mr. Lane and the Company, effective as of July 23, 2019 (the “Severance Agreement”), in accordance with and subject to the terms thereof.

The terms and conditions of the Severance Agreement are substantially similar to those described in “Compensation Discussion and Analysis—Other Policies, Practices and Guidelines—Severance Agreements” on page 45 of the Company’s Definitive Proxy Statement filed on April 4, 2024 (which description is incorporated herein by reference) and the Form of Executive Severance Agreement incorporated by reference as Exhibit 10.19 to the Company’s Form 10-K filed on February 22, 2024, except as described in the immediately preceding sentence.

Item 7.01 Regulation FD Disclosure

On May 1, 2024, Sunnova posted an updated investor presentation on its website. The presentation, dated May 1, 2024, may be found at investors.sunnova.com under “Events and Presentations”.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Sunnova Energy International Inc. press release, dated May 1, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: May 1, 2024	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer